EXHIBIT 10.2

Money4Gold Holdings, Inc.

595 S. Federal Highway, Suite 600

Boca Raton, Florida 33432

October 9, 2009

Re:

Money4Gold / Settlement of Outstanding Debt

Dear Barry and Mike:

This letter agreement amends the letter agreement entered into on September 30, 2009 (the “Agreement”), a copy of which is attached as Exhibit A, in order to correct a scriveners error.  The Agreement reflected GRQ Consultants, Inc. 401(K) (“GRQ”) and Barry Honig converting a $500,000 loan with the Company into shares of the Company’s common stock at a price per share of $0.0857.  The Agreement was meant to specify that $300,000 of the $500,000 loan had been made by GRQ and the remaining $200,000 had been loaned by Barry Honig, personally.  Accordingly, 3,500,584 shares shall be issued to GRQ and 2,333,723 to Barry Honig.

Please sign below evidencing your agreement to be bound by this Agreement.

Very truly yours,

/s/ Doug Feristein
Doug Feirstein
Chief Executive Officer

AGREED AND ACCEPTED:

DOUG FEIRSTEIN

/s/ Doug Feirstein

TODD ORETSKY

/s/ Todd Oretsky

GRQ CONSULTANTS, INC. 401K

By:	/s/ Barry Honig
Barry Honig, Trustee

BARRY HONIG

/s/ Barry Honig

MICHAEL BRAUSER

/s/ Michael Brauser